UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 12, 2024, BlackRock, Inc. (“BlackRock”) and certain of its subsidiaries entered into Amendment No. 14 (“Amendment No. 14”) to its Five-Year Revolving Credit Agreement, dated as of March 10, 2011, as amended by Amendment No. 1 thereto, dated as of March 30, 2012, Amendment No. 2 thereto, dated as of March 28, 2013, Amendment No. 3 thereto, dated as of March 28, 2014, Amendment No. 4 thereto, dated as of April 2, 2015, Amendment No. 5 thereto, dated as of April 8, 2016, Amendment No. 6 thereto, dated as of April 6, 2017, Amendment No. 7 thereto, dated as of April 3, 2018, Amendment No. 8 thereto, dated as of March 29, 2019, Amendment No. 9 thereto, dated as of March 31, 2020, Amendment No. 10 thereto, dated as of March 31, 2021, Amendment No. 11 thereto, dated as of December 13, 2021, Amendment No. 12 thereto, dated as of March 31, 2022, and Amendment No. 13 thereto, dated as of March 31, 2023 (the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by Amendment No. 14, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, a swingline lender, an issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

Among other things, Amendment No. 14 (i) permits the proposed acquisition of Global Infrastructure Management, LLC and its related controlled affiliates and the transactions contemplated in connection therewith (the “GIP Transaction”), (ii) adds BlackRock Funding, Inc., a Delaware corporation and currently a wholly owned subsidiary of BlackRock (“BlackRock Funding”), as a borrower under the Existing Credit Agreement, (iii) adds BlackRock Funding as a guarantor of the payment and performance of the obligations, liabilities and indebtedness of BlackRock and certain of its other subsidiaries under the Existing Credit Agreement and (iv) updates the sustainability-linked pricing mechanics in the Existing Credit Agreement to allow KPI metrics to be set following the consummation of the GIP Transaction. BlackRock achieved the target KPI metrics in the Existing Credit Agreement for each applicable fiscal year, including 2023, and intends to reevaluate and determine appropriate KPI metrics in the Credit Agreement with respect to its organization following the consummation of the GIP Transaction. Except as modified by Amendment No. 14, the terms of the Existing Credit Agreement remain the same.

Certain of the financial institutions party to Amendment No. 14 and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for BlackRock, and have received customary fees and expenses for these services.

The foregoing description of the terms and conditions of Amendment No. 14 is not complete and is in all respects subject to the actual provisions of Amendment No. 14, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Amendment No. 14, dated as of March 12, 2024, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, a swingline lender, an issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) the type that the BlackRock treats as private or confidential. BlackRock agrees to furnish supplementally an unredacted copy of this Exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.

(Registrant)

By:	/s/ R. Andrew Dickson III
Name:	R. Andrew Dickson III
Title:	Managing Director and Corporate Secretary

Date: March 15, 2024